Exhibit 99.1

Old National Bancorp Reports Record Second Quarter 2026 Results;
Announces Enhanced Executive Leadership Structure
Evansville, Ind. (July 22, 2026)

Old National Bancorp (NASDAQ: ONB) reports 2Q26 net income applicable to common shares of $249.4 million, diluted EPS of $0.65; $250.4 million and $0.65 on an adjusted[1] basis, respectively.
CEO COMMENTARY:

"Our record second quarter results reflect another quarter of disciplined execution and demonstrate the strength of Old National's long-term growth strategy," said Chairman and CEO Jim Ryan. "Over the past several years, we have built a stronger, more diversified franchise with greater scale, capabilities, and opportunities for growth. As we continue that evolution, we're enhancing our leadership structure through the formation of an Operating Group and the expansion of our Executive Leadership Team. These changes position us to move with greater speed, strengthen accountability, and better connect strategy to execution as we build the next chapter of Old National's success."
SECOND QUARTER HIGHLIGHTS2:

Net Income	•Record net income applicable to common shares of $249.4 million; record adjusted net income applicable to common shares[1] of $250.4 million
•Earnings per diluted common share ("EPS") of $0.65; record adjusted EPS[1] of $0.65

Net Interest Income/NIM	•Net interest income on a fully taxable equivalent basis[1] of $586.5 million
•Net interest margin on a fully taxable equivalent basis[1] ("NIM") of 3.54%, down 1 basis point ("bp")

Operating Performance	•Pre-provision net revenue[1] ("PPNR") of $367.9 million; adjusted PPNR[1] of $366.8 million
•Noninterest expense of $372.2 million; adjusted noninterest expense[1] of $360.1 million
•Record efficiency ratio[1] of 47.0%; record adjusted efficiency ratio[1] of 45.2%

Deposits and Funding	•Period-end total deposits of $56.1 billion, up 3.4% annualized
•Granular low-cost deposit franchise; total deposit costs of 171 bps, down 1 bp; interest-bearing deposit costs of 223 bps, down 1 bp

Loans and Credit Quality	•End-of-period total loans[3] of $50.8 billion, up $1.0 billion or 8.3% annualized
•Provision for credit losses[4] ("provision") of $36.2 million
•Net charge-offs of $32.2 million, or 26 bps of average loans; 22 bps excluding purchased credit deteriorated ("PCD") loans that had an allowance at acquisition
•30+ day delinquencies of 0.29% and nonaccrual loans of 0.91% of total loans

Return Profile & Capital
•Return on average tangible common equity[1] ("ROATCE") of 19.8%; adjusted ROATCE[1] of 19.9%
•Preliminary regulatory Tier 1 common equity to risk-weighted assets of 11.09%, down 2 bps
•Repurchased $107 million, or 4.4 million shares, of common stock during the quarter

Notable Items	•$13.2 million of pre-tax pension gain[5] •$12.1 million of pre-tax merger-related charges
1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company – refer to the Non-GAAP reconciliations contained in this release 2 Comparisons are on a linked-quarter basis, unless otherwise noted 3 Includes loans held-for-sale 4 Includes the provision for unfunded commitments 5 Includes a gain associated with the settlement of the Bremer pension plan

EXECUTIVE LEADERSHIP STRUCTURE UPDATE
As a top 25 U.S. bank that is keenly focused on driving organic growth while also positioning the organization for continued success, Old National is pleased to announce structural changes to its senior-most Executive Leadership Team.
Establishment of an Operating Group
Old National’s Operating Group will comprise a subset of the company’s full Executive Leadership Team ("ELT"). Members will focus on enterprise strategy and alignment, emerging growth opportunities, and other critical enterprise-wide initiatives.
Members of the Operating Group are:
•Jim Ryan, Chairman and CEO – Evansville, Ind.
•Tim Burke, President and COO – Evansville, Ind.
•Nick Chulos, Chief Legal Officer – Chicago, Ill.
•Carrie Ellspermann, Chief People Officer – Evansville, Ind.
•Scott Evernham, Chief Risk Officer – Evansville, Ind.
•John Moran, Chief Financial Officer – Evansville, Ind.
•Kathy Schoettlin, Chief Communications, Culture & Social Responsibility Officer – Evansville, Ind.
•Kendra Vanzo, Chief Administrative Officer – Evansville, Ind.
The roles and responsibilities of Old National’s full ELT will not change. The bank’s ELT will continue to lead operational strategy, advance innovation, scale talent, and work to foster a collaborative, high-performing culture.
Four additional leaders added to the ELT
To further strengthen Old National’s ability to connect its operational strategy to execution and growth, the company is adding four proven leaders to its ELT:
•Joe Chasteen, Chief Revenue Enablement Officer – Troy, Mich.
•Chris Doyle, Commercial Banking President – Cleveland, Ohio
•Annie Hills, Chief of Staff – Evansville, Ind.
•John Thurston, Corporate Banking President – Chicago, Ill.
Biographies for these four executive leaders are included on page 6 of this release
Rafael Sanchez named Chief Government and Corporate Affairs Officer
Rafael Sanchez, formerly Old National’s Chief Impact Officer, is transitioning to the new role of Chief Government and Corporate Affairs Officer and retains the Indianapolis Market President role. This transition reflects the growing importance of public policy and stakeholder engagement within the financial industry. Mr. Sanchez will work out of Indianapolis and report directly to Old National Chief Risk Officer Scott Evernham.
Biography for Rafael Sanchez is included on page 6 of this release
RESULTS OF OPERATIONS2
Old National Bancorp reported record second quarter 2026 net income applicable to common shares of $249.4 million, or $0.65 per diluted common share.
Included in second quarter results was a $13.2 million pre-tax gain associated with the settlement of the Bremer pension plan and pre-tax charges of $12.1 million for merger-related expenses. Excluding these items and realized debt securities gains from the current quarter net of tax, record adjusted net income1 was $250.4 million, or $0.65 per diluted common share.
DEPOSITS AND FUNDING
Increases in public funds and business checking partly offset by normal seasonal outflows of retail deposits.
•Period-end total deposits were $56.1 billion, up 3.4% annualized.
•On average, total deposits for the second quarter were $55.5 billion, an increase of $479.1 million.
•Granular low-cost deposit franchise; total deposit costs of 171 bps, down 1 bp.
•A loan to deposit ratio of 91%, combined with existing funding sources, provides strong liquidity.

LOANS
Loan growth driven by strong high quality commercial loan production.
•Period-end total loans3 were $50.8 billion, up $1.0 billion or 8.3% annualized, including commercial and industrial growth of $495.0 million, as well as commercial real estate growth of $342.3 million.
•Total commercial loan production in the second quarter was $3.5 billion, up 7%; record period-end commercial pipeline totaled $5.6 billion, up 2%.
•Average total loans in the second quarter were $50.1 billion, up 7.4% annualized.
CREDIT QUALITY
Credit quality continues to be a hallmark of Old National.
•Provision4 expense was $36.2 million compared to $34.9 million.
•Net charge-offs were $32.2 million, or 26 bps of average loans, consistent with the prior quarter.
◦Excluding PCD loans that had an allowance for credit losses established at acquisition, net charge-offs to average loans were 22 bps compared to 19 bps.
•30+ day delinquencies as a percentage of loans were 0.29% compared to 0.24%.
•Nonaccrual loans as a percentage of total loans were 0.91% compared to 1.03%.
•The allowance for credit losses, including the allowance for credit losses on unfunded loan commitments, stood at $612.0 million, or 1.21% of total loans, compared to $608.1 million, or 1.22% of total loans.
NET INTEREST INCOME AND MARGIN
Higher net interest income and stable margin reflective of balance sheet growth and the rate environment.
•Net interest income on a fully taxable equivalent basis1 increased to $586.5 million compared to $580.4 million, driven by high quality loan growth and stable core deposit pricing, partly offset by funding mix.
•Net interest margin on a fully taxable equivalent basis1 decreased 1 bp to 3.54%.
•Cost of total deposits was 1.71%, decreasing 1 bp and the cost of total interest-bearing deposits decreased 1 bp to 2.23%.
NONINTEREST INCOME
Higher fee income across all line items with other income elevated.
•Total noninterest income was $153.6 million, or $140.4 million excluding a $13.2 million pre-tax gain associated with the settlement of the Bremer pension plan, compared to $122.3 million.
•Excluding the pension plan gain5 in the second quarter of 2026 and realized debt securities gains, noninterest income was up 14.8% driven by higher fee income across all line items with other income elevated by market value adjustments, as well as higher company-owned life insurance income and an asset recovery.
NONINTEREST EXPENSE
Disciplined expense management drives record adjusted efficiency ratio.
•Noninterest expense was $372.2 million and included $12.1 million of merger-related charges.
•Excluding merger related charges, adjusted noninterest expense1 increased to $360.1 million, compared to $354.0 million excluding merger-related charges and a $3.4 million non-cash expense associated with the distribution of excess pension assets in the first quarter of 2026.
•The efficiency ratio1 was a record at 47.0%, while the adjusted efficiency ratio1 was a record at 45.2% compared to 48.3% and 45.7%, respectively.
INCOME TAXES
•Income tax expense was $70.8 million, resulting in an effective tax rate of 21.8% compared to 20.9%. On an adjusted fully taxable equivalent ("FTE") basis1, the effective tax rate was 23.0% compared to 22.9%.
•Income tax expense included $9.9 million of tax credit benefit compared to $8.7 million.
CAPITAL
Capital ratios remain strong.
•Preliminary total risk-based capital down 6 bps to 13.65% and preliminary regulatory Tier 1 capital down 3 bps to 11.53%, as growth in loans and share repurchases is partly offset by strong retained earnings.
•Tangible common equity to tangible assets was 7.68% compared to 7.67%.
•The Company repurchased $107 million of common stock and paid $56 million of quarterly common stock cash dividends during the quarter resulting in a combined payout ratio of 65%.

CONFERENCE CALL AND WEBCAST
Old National will host a conference call and live webcast at 9:00 a.m. Central Time on Wednesday, July 22, 2026, to review second quarter financial results. To listen to the live conference call, dial U.S./International (833) 461-5787, meeting ID 181 433 839. The live audio webcast link and corresponding presentation slides will be available on the Company’s Investor Relations website at oldnational.com and the webcast replay will be available approximately two hours after completion of the call until midnight ET on July 22, 2027.
ABOUT OLD NATIONAL
Old National Bancorp (NASDAQ: ONB) is the holding company of Old National Bank. As the fifth largest commercial bank headquartered in the Midwest, Old National proudly serves clients primarily in the Midwest and Southeast. With approximately $74 billion of assets and $41 billion of assets under management, Old National ranks among the top 25 banking companies headquartered in the United States. Tracing our roots to 1834, Old National focuses on building long-term, highly valued partnerships with clients while also strengthening and supporting the communities we serve. In addition to providing extensive services in consumer and commercial banking, Old National offers comprehensive wealth management and capital markets services. For more information and financial data, please visit Investor Relations at oldnational.com. In 2026, Points of Light named Old National one of "The Civic 50" for the third consecutive year – an honor recognizing the 50 most community-minded companies in the United States – and also named Old National the Financials Sector Leader among nominated banks and financial services organizations.
USE OF NON-GAAP FINANCIAL MEASURES
The Company's accounting and reporting policies conform to U.S. generally accepted accounting principles ("GAAP") and general practices within the banking industry. As a supplement to GAAP, the Company provides non-GAAP performance results, which the Company believes are useful because they assist investors in assessing the Company's operating performance. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the tables at the end of this release.
The Company presents EPS, the efficiency ratio, return on average common equity, return on average tangible common equity, and net income applicable to common shares, all adjusted for certain notable items. These items include a pension plan gain/loss, merger-related charges associated with completed and pending acquisitions, debt securities gains/losses, distribution of excess pension assets expense, FDIC special assessment expense, and CECL Day 1 non-PCD provision expense. Management believes excluding these items from EPS, the efficiency ratio, return on average common equity, and return on average tangible common equity may be useful in assessing the Company's underlying operational performance since these items do not pertain to its core business operations and their exclusion may facilitate better comparability between periods. Management believes that excluding merger-related charges from these metrics may be useful to the Company, as well as analysts and investors, since these expenses can vary significantly based on the size, type, and structure of each acquisition. Additionally, management believes excluding these items from these metrics may enhance comparability for peer comparison purposes.
Income tax expense, provision for credit losses, and the certain notable items listed above are excluded from the calculation of pre-provision net revenues, adjusted due to the fluctuation in income before income tax and the level of provision for credit losses required. Management believes adjusted pre-provision net revenues may be useful in assessing the Company's underlying operating performance and their exclusion may facilitate better comparability between periods and for peer comparison purposes.
The Company presents adjusted noninterest expense, which excludes merger-related charges associated with completed and pending acquisitions, distribution of excess pension assets expense, and FDIC special assessment expense, as well as adjusted noninterest income, which excludes a pension plan gain/loss and debt securities gains/losses. Management believes that excluding these items from noninterest expense and noninterest income may be useful in assessing the Company’s underlying operational performance as these items either do not pertain to its core business operations or their exclusion may facilitate better comparability between periods and for peer comparison purposes.
The tax-equivalent adjustment to net interest income and net interest margin recognizes the income tax savings when comparing taxable and tax-exempt assets. Interest income and yields on tax-exempt securities and loans are presented using the current federal income tax rate of 21%. Management believes that it is standard practice in the banking industry to present net interest income and net interest margin on a fully tax-equivalent basis and that it may enhance comparability for peer comparison purposes.

In management's view, tangible common equity measures are capital adequacy metrics that may be meaningful to the Company, as well as analysts and investors, in assessing the Company's use of equity and in facilitating comparisons with peers. These non-GAAP measures are valuable indicators of a financial institution's capital strength since they eliminate intangible assets from stockholders' equity and retain the effect of accumulated other comprehensive loss in stockholders' equity.
Although intended to enhance investors' understanding of the Company's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. In addition, these non-GAAP financial measures may differ from those used by other financial institutions to assess their business and performance. See the following reconciliations in the "Non-GAAP Reconciliations" section for details on the calculation of these measures to the extent presented herein.
FORWARD-LOOKING STATEMENTS
This earnings release contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), Section 27A of the Securities Act of 1933 and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934 and Rule 3b-6 promulgated thereunder, notwithstanding that such statements are not specifically identified as such. In addition, certain statements may be contained in our future filings with the Securities and Exchange Commission ("SEC"), in press releases, and in oral and written statements made by us that are not statements of historical fact and constitute forward‐looking statements within the meaning of the Act. These statements include, but are not limited to, descriptions of Old National’s financial condition, results of operations, asset and credit quality trends, profitability and business plans or opportunities. Forward-looking statements can be identified by the use of words such as "anticipate," "believe," "contemplate," "continue," "could," "estimate," "expect," "guidance," "intend," "may," "outlook," "plan," "potential," "predict," "should," "would," and "will," and other words of similar meaning. These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties. There are a number of factors that could cause actual results or outcomes to differ materially from those in such statements, including, but not limited to: competition; government legislation, regulations and policies, including trade and tariff policies; the ability of Old National to execute its business plan; unanticipated changes in our liquidity position, including but not limited to changes in our access to sources of liquidity and capital to address our liquidity needs; changes in economic conditions and economic and business uncertainty which could materially impact credit quality trends and the ability to generate loans and gather deposits; inflation and governmental responses to inflation, including increasing interest rates; market, economic, operational, liquidity, credit, and interest rate risks associated with our business; our ability to successfully manage our credit risk and the sufficiency of our allowance for credit losses; the potential impact of future business combinations on our performance and financial condition, including our ability to successfully integrate the businesses, the success of revenue-generating and cost reduction initiatives and the diversion of management’s attention from ongoing business operations and opportunities; failure or circumvention of our internal controls; operational risks or risk management failures by us or critical third parties, including without limitation with respect to data processing, information systems, cybersecurity, technological changes, vendor issues, business interruption, and fraud risks; significant changes in accounting, tax or regulatory practices or requirements; new legal obligations or liabilities; disruptive technologies in payment systems and other services traditionally provided by banks; failure or disruption of our information systems; computer hacking and other cybersecurity threats; the effects of climate change on Old National and its customers, borrowers, or service providers; the impacts of pandemics, epidemics and other infectious disease outbreaks; other matters discussed in this earnings release; and other factors identified in our Annual Report on Form 10-K for the year ended December 31, 2025 and other filings with the SEC. These forward-looking statements are based on assumptions and estimates, which although believed to be reasonable, may turn out to be incorrect. Old National does not undertake an obligation to update these forward-looking statements to reflect events or conditions after the date of this earnings release. You are advised to consult further disclosures we may make on related subjects in our filings with the SEC.

CONTACTS:
Media: Scott Reinhard	Investors: Lynell Durchholz
(612) 716-0304	(812) 464-1366
Scott.Reinhard@oldnational.com	Lynell.Durchholz@oldnational.com

OLD NATIONAL EXECUTIVE LEADER BIOGRAPHIES
Joe Chasteen
Chief Revenue Enablement Officer
Joe Chasteen is Chief Revenue Enablement Officer at Old National Bank, a strategic leadership role focused on advancing organic growth and revenue generation across the company. Joe brings nearly 30 years of business banking and enterprise leadership experience, having held senior roles with large financial institutions across the country.
Joe has served as a member of the Consumer Bankers Association Business Banking Committee and is a graduate of the CBA Executive Banking School. He earned a bachelor’s degree in Marketing Management from Michigan State University and a master’s degree in Finance, with an emphasis in Economics, from Walsh College.
Christopher Doyle
Commercial Banking President
Christopher Doyle is President of Commercial Banking at Old National Bank. He brings more than 20 years of banking experience to the role.
At Old National, Chris leads Commercial & Industrial Banking, Middle Market Banking, Commercial Real Estate, Agricultural Lending, SBA Lending, Asset-Based Lending, Family Office, Expansion Markets, and SBIC strategy. He is active in the Cleveland, Ohio community and serves on several nonprofit boards, including Urban Community School and Boys & Girls Clubs of Greater Cleveland. Chris earned a Bachelor of Business Administration in Finance from Saint Louis University.
Annie Hills
Chief of Staff
Annie Hills is Chief of Staff to the CEO at Old National Bank. In this role, she supports key strategic priorities, executive leadership initiatives, and alignment among the CEO, ELT and Board of Directors. She joined the company in 2020 as an attorney in the legal department.
Annie earned her bachelor’s degrees in Political Science and Criminal Justice from Indiana University and her law degree from the Indiana University Robert H. McKinney School of Law. She is involved in workforce development and emerging talent initiatives, including the Orr Fellowship and Indiana’s Youth Apprenticeship Program, and serves on the Evansville Orr Fellowship Advisory Board.
Rafael Sanchez
Chief Government and Corporate Affairs Officer & Indianapolis Market President
Rafael Sanchez is Chief Government and Corporate Affairs Officer & Indianapolis Market President for Old National Bank. He most recently served as Old National’s Chief Impact Officer where he led the organization and launch of Generations Community Bank. Rafael is an attorney and former President and CEO of Indianapolis Power & Light Company (IPL, now AES Indiana).
A native of Puerto Rico, Rafael holds a bachelor’s degree in Social Sciences and Political Science from the University of Puerto Rico, and a law degree from the Indiana University Maurer School of Law.
Through his commitment and passion for the Indianapolis community, Rafael has served on numerous boards and community initiatives. He currently serves as Board Chair for Community Health Network and serves on the boards of The Children’s Museum of Indianapolis, the Indy Economic Development Corporation, the Center for Justice & Exoneration Network, Young Presidents Organization (YPO Gold), and Generations Community Bank.
In 2017, Rafael received the Sagamore of the Wabash award from Governor Eric Holcomb for his civic leadership in Indianapolis.
John Thurston
Corporate Banking President
John Thurston is President of Corporate Banking at Old National Bank. He joined Old National in 2023, and most recently served as Corporate Banking Director before being appointed to lead the Corporate Bank, which serves Old National’s largest commercial banking clients and specialty banking clients. John has more than 30 years of banking experience spanning multiple geographies, lines of business, and industry verticals.
A longtime Chicago resident, John is active in the community and serves on the boards of Christ the King Jesuit College Prep and Mercy Home for Boys & Girls. He earned a Bachelor of Business Administration and a Bachelor of Arts in Finance and Business Economics from the University of Notre Dame.

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Financial Highlights (unaudited)
($ and shares in thousands, except per share data)

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2026	2026	2025	2025	2025	2026	2025
Income Statement
Net interest income	$578,988	$572,573	$580,832	$574,609	$514,790	$1,151,561	$902,433
FTE adjustment[1,3]	7,510	7,849	8,013	7,975	7,063	15,359	12,423
Net interest income - tax equivalent basis[3]	586,498	580,422	588,845	582,584	521,853	1,166,920	914,856
Provision for credit losses	36,206	34,946	32,745	26,738	106,835	71,152	138,238
Noninterest income	153,564	122,346	109,759	130,461	132,517	275,910	226,311
Noninterest expense	372,161	364,704	386,320	445,734	384,766	736,865	653,237
Net income applicable to common shareholders	249,381	229,638	212,589	178,533	121,375	$479,019	262,000
Per Common Share Data
Weighted average diluted shares	383,273	388,054	389,550	390,496	361,436	385,697	340,250
EPS, diluted	$0.65	$0.59	$0.55	$0.46	$0.34	$1.24	$0.77
Cash dividends	0.145	0.145	0.140	0.140	0.140	0.29	0.28
Dividend payout ratio[2]	22%	25%	25%	30%	41%	23%	36%
Book value	$21.80	$21.40	$21.17	$20.64	$20.12	$21.80	$20.12
Stock price	25.90	22.10	22.31	21.95	21.34	25.90	21.34
Tangible book value[3]	14.32	13.93	13.71	13.15	12.60	14.32	12.60
Performance Ratios
ROAA	1.38%	1.29%	1.21%	1.03%	0.77%	1.34%	0.91%
ROAE	12.1%	11.1%	10.4%	9.0%	6.7%	11.6%	7.8%
ROATCE[3]	19.8%	18.4%	17.8%	15.9%	12.0%	19.1%	13.4%
NIM (FTE)[3]	3.54%	3.55%	3.65%	3.64%	3.53%	3.54%	3.41%
Efficiency ratio[3]	47.0%	48.3%	51.6%	58.8%	55.8%	47.6%	54.9%
NCOs to average loans	0.26%	0.26%	0.27%	0.25%	0.24%	0.26%	0.24%
ACL on loans to EOP loans	1.14%	1.15%	1.17%	1.19%	1.18%	1.14%	1.18%
ACL[4] to EOP loans	1.21%	1.22%	1.24%	1.26%	1.24%	1.21%	1.24%
NPLs to EOP loans	0.91%	1.03%	1.07%	1.23%	1.24%	0.91%	1.24%
Balance Sheet (EOP)
Total loans	$50,772,584	$49,731,844	$48,764,162	$47,967,915	$47,902,819	$50,772,584	$47,902,819
Total assets	74,189,417	73,002,651	72,151,967	71,210,162	70,979,805	74,189,417	70,979,805
Total deposits	56,146,770	55,672,472	55,088,195	55,006,184	54,357,683	56,146,770	54,357,683
Total borrowed funds	8,423,983	7,823,198	7,451,367	6,766,381	7,346,098	8,423,983	7,346,098
Total shareholders' equity	8,583,843	8,510,653	8,494,788	8,309,271	8,126,387	8,583,843	8,126,387
Capital Ratios[3]
Risk-based capital ratios (EOP):
Tier 1 common equity	11.09%	11.11%	11.08%	11.02%	10.74%	11.09%	10.74%
Tier 1 capital	11.53%	11.56%	11.53%	11.49%	11.20%	11.53%	11.20%
Total capital	13.65%	13.71%	12.85%	12.78%	12.59%	13.65%	12.59%
Leverage ratio (average assets)	8.95%	8.93%	8.90%	8.72%	9.26%	8.95%	9.26%
Equity to assets (averages)	11.61%	11.79%	11.73%	11.48%	11.38%	11.70%	11.66%
TCE to TA	7.68%	7.67%	7.72%	7.53%	7.26%	7.68%	7.26%
Nonfinancial Data
Full-time equivalent employees	4,914	4,948	4,971	5,243	5,313	4,914	5,313
Banking centers	346	346	346	351	351	346	351
[1] Calculated using the federal statutory tax rate in effect of 21% for all periods.
[2] Cash dividends per common share divided by net income per common share (basic).
[3] Represents a non-GAAP financial measure. Refer to the "Non-GAAP Measures" table for reconciliations to GAAP financial measures.
[4] Includes the allowance for credit losses on loans and unfunded loan commitments.

June 30, 2026 capital ratios are preliminary.
FTE - Fully taxable equivalent basis ROAA - Return on average assets ROAE - Return on average equity ROATCE - Return on average tangible common equity NCOs - Net Charge-offs ACL - Allowance for Credit Losses EOP - End of period actual balances NPLs - Non-performing Loans TCE - Tangible common equity TA - Tangible assets

Income Statement (unaudited)
($ and shares in thousands, except per share data)
	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2026	2026	2025	2025	2025	2026	2025
Interest income	$894,391	$877,391	$897,301	$917,192	$824,961	$1,771,782	$1,455,360
Less: interest expense	315,403	304,818	316,469	342,583	310,171	620,221	552,927
Net interest income	578,988	572,573	580,832	574,609	514,790	1,151,561	902,433
Provision for credit losses	36,206	34,946	32,745	26,738	106,835	71,152	138,238
Net interest income after provision for credit losses	542,782	537,627	548,087	547,871	407,955	1,080,409	764,195
Wealth and investment services fees	42,098	39,715	39,012	39,684	35,817	81,813	65,465
Service charges on deposit accounts	28,009	26,937	27,516	27,856	23,878	54,946	45,034
Debit card and ATM fees	13,092	12,038	13,178	13,197	12,922	25,130	22,913
Mortgage banking revenue	11,163	9,554	11,053	10,442	10,032	20,717	16,911
Capital markets income	12,329	11,016	13,080	12,629	7,114	23,345	11,620
Company-owned life insurance	8,531	7,561	7,099	7,565	6,625	16,092	12,006
Other income	38,376	15,450	(1,252)	19,081	36,170	53,826	52,479
Debt securities gains (losses), net	(34)	75	73	7	(41)	41	(117)
Total noninterest income	153,564	122,346	109,759	130,461	132,517	275,910	226,311
Salaries and employee benefits	184,765	184,073	187,251	211,345	202,112	368,838	350,417
Occupancy	33,452	36,995	35,243	34,442	30,432	70,447	59,485
Equipment	11,077	12,075	14,184	12,703	12,566	23,152	21,467
Marketing	15,601	16,434	14,418	15,093	13,759	32,035	25,699
Technology	29,630	29,025	30,882	36,122	31,452	58,655	53,472
Communication	6,130	6,196	6,726	7,742	5,014	12,326	9,148
Professional fees	10,735	12,356	18,454	13,598	21,931	23,091	29,850
FDIC assessment	13,592	13,756	11,190	14,095	13,409	27,348	23,109
Amortization of intangibles	23,992	25,623	26,016	26,184	19,630	49,615	26,460
Amortization of tax credit investments	7,807	7,111	9,822	7,057	5,815	14,918	9,239
Other expense	35,380	21,060	32,134	67,353	28,646	56,440	44,891
Total noninterest expense	372,161	364,704	386,320	445,734	384,766	736,865	653,237
Income before income taxes	324,185	295,269	271,526	232,598	155,706	619,454	337,269
Income tax expense	70,771	61,597	54,903	50,031	30,298	132,368	67,202
Net income	$253,414	$233,672	$216,623	$182,567	$125,408	$487,086	$270,067
Preferred dividends	(4,033)	(4,034)	(4,034)	(4,034)	(4,033)	(8,067)	(8,067)
Net income applicable to common shares	$249,381	$229,638	$212,589	$178,533	$121,375	$479,019	$262,000

EPS, diluted	$0.65	$0.59	$0.55	$0.46	$0.34	$1.24	$0.77
Weighted Average Common Shares Outstanding
Basic	381,864	385,849	387,862	389,038	360,155	383,845	338,162
Diluted	383,273	388,054	389,550	390,496	361,436	385,697	340,250
Common shares outstanding (EOP)	382,537	386,315	389,662	390,768	391,818	382,537	391,818

End of Period Balance Sheet (unaudited)
($ in thousands)
	June 30,	March 31,	December 31,	September 30,	June 30,
	2026	2026	2025	2025	2025
Assets
Cash and due from banks	$588,654	$537,322	$591,645	$491,910	$637,556
Money market and other interest-earning investments	1,179,526	1,216,826	1,234,532	1,190,707	1,171,015
Investments:
Treasury and government-sponsored agencies	2,358,509	2,371,903	2,427,371	2,402,375	2,445,733
Mortgage-backed securities	10,460,468	10,295,623	10,078,358	10,117,015	9,632,206
States and political subdivisions	1,442,703	1,454,444	1,570,888	1,579,802	1,590,272
Other securities	821,719	814,990	825,761	849,911	852,687
Total investments	15,083,399	14,936,960	14,902,378	14,949,103	14,520,898
Loans held-for-sale, at fair value	43,608	56,128	52,911	80,341	77,618
Loans:
Commercial	16,112,685	15,617,656	14,983,861	14,506,375	14,662,916
Commercial real estate	22,535,229	22,192,900	22,050,007	22,083,734	21,879,785
Residential real estate	8,760,832	8,621,409	8,467,496	8,190,127	8,212,242
Consumer	3,363,838	3,299,879	3,262,798	3,187,679	3,147,876
Total loans	50,772,584	49,731,844	48,764,162	47,967,915	47,902,819
Allowance for credit losses on loans	(580,511)	(574,358)	(569,520)	(572,178)	(565,109)
Premises and equipment, net	682,065	690,400	690,824	691,950	682,539
Goodwill and other intangible assets	2,862,427	2,886,419	2,907,986	2,926,960	2,944,372
Company-owned life insurance	1,053,333	1,054,824	1,051,009	1,044,780	1,046,693
Accrued interest receivable and other assets	2,504,332	2,466,286	2,526,040	2,438,674	2,561,404
Total assets	$74,189,417	$73,002,651	$72,151,967	$71,210,162	$70,979,805

Liabilities and Equity
Noninterest-bearing demand deposits	$12,665,278	$12,927,096	$13,247,483	$12,691,658	$12,652,556
Interest-bearing:
Checking and NOW accounts	11,129,286	10,969,731	10,740,919	11,162,121	10,554,889
Savings accounts	4,924,639	4,985,949	4,909,138	4,958,555	5,058,819
Money market accounts	16,936,441	16,871,237	16,529,631	17,032,446	16,880,190
Time deposits	10,491,126	9,918,459	9,661,024	9,161,404	9,211,229
Total deposits	56,146,770	55,672,472	55,088,195	55,006,184	54,357,683

Federal funds purchased and interbank borrowings	250,389	200,583	100,197	1	340,246
Securities sold under agreements to repurchase	265,301	264,518	261,366	277,594	297,637
Federal Home Loan Bank advances	6,520,296	6,026,801	6,237,375	5,663,361	5,835,918
Other borrowings	1,387,997	1,331,296	852,429	825,425	872,297
Total borrowed funds	8,423,983	7,823,198	7,451,367	6,766,381	7,346,098
Accrued expenses and other liabilities	1,034,821	996,328	1,117,617	1,128,326	1,149,637
Total liabilities	65,605,574	64,491,998	63,657,179	62,900,891	62,853,418
Preferred stock, common stock, surplus, and retained earnings	9,141,984	9,053,907	8,973,459	8,833,662	8,725,995
Accumulated other comprehensive income (loss), net of tax	(558,141)	(543,254)	(478,671)	(524,391)	(599,608)
Total shareholders' equity	8,583,843	8,510,653	8,494,788	8,309,271	8,126,387
Total liabilities and shareholders' equity	$74,189,417	$73,002,651	$72,151,967	$71,210,162	$70,979,805

Average Balance Sheet and Interest Rates (unaudited)
($ in thousands)

	Three Months Ended			Three Months Ended			Three Months Ended
	June 30, 2026			March 31, 2026			June 30, 2025
	Average	Income1/	Yield/	Average	Income1/	Yield/	Average	Income1/	Yield/
Earning Assets:	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Money market and other interest-earning investments	$1,212,043	$11,121	3.68%	$1,215,029	$10,944	3.65%	$1,424,700	$14,791	4.16%
Investments:
Treasury and government-sponsored agencies	2,349,871	18,993	3.23%	2,418,767	19,121	3.16%	2,396,691	20,820	3.47%
Mortgage-backed securities	10,428,343	111,157	4.26%	10,267,648	107,465	4.19%	8,567,318	87,734	4.10%
States and political subdivisions	1,450,389	12,017	3.31%	1,525,277	12,541	3.29%	1,596,899	13,402	3.36%
Other securities	828,774	12,395	5.98%	839,943	13,377	6.37%	970,581	15,770	6.50%
Total investments	15,057,377	154,562	4.11%	15,051,635	152,504	4.05%	13,531,489	137,726	4.07%
Loans:[2]
Commercial	15,792,290	238,663	6.05%	15,305,376	233,440	6.10%	13,240,876	219,446	6.63%
Commercial real estate	22,234,235	339,925	6.12%	22,056,911	335,948	6.09%	20,022,403	316,422	6.32%
Residential real estate loans	8,722,341	103,162	4.73%	8,534,092	98,953	4.64%	7,792,440	88,852	4.56%
Consumer	3,323,663	54,468	6.57%	3,270,505	53,451	6.63%	3,049,341	54,787	7.21%
Total loans	50,072,529	736,218	5.88%	49,166,884	721,792	5.88%	44,105,060	679,507	6.16%

Total earning assets	$66,341,949	$901,901	5.44%	$65,433,548	$885,240	5.42%	$59,061,249	$832,024	5.64%

Less: Allowance for credit losses on loans	(580,550)			(573,105)			(404,871)

Non-earning Assets:
Cash and due from banks	$545,346			$548,932			$426,513
Other assets	6,991,436			7,044,468			6,403,239

Total assets	$73,298,181			$72,453,843			$65,486,130

Interest-Bearing Liabilities:
Checking and NOW accounts	$11,106,289	$47,349	1.71%	$10,966,236	$46,295	1.71%	$9,672,146	$41,862	1.74%
Savings accounts	4,950,785	3,032	0.25%	4,920,639	3,011	0.25%	4,968,232	3,777	0.30%
Money market accounts	16,485,000	99,903	2.43%	16,542,693	99,956	2.45%	15,282,970	113,542	2.98%
Time deposits	10,145,661	87,220	3.45%	9,749,234	84,069	3.50%	8,318,060	80,907	3.90%
Total interest-bearing deposits	42,687,735	237,504	2.23%	42,178,802	233,331	2.24%	38,241,408	240,088	2.52%

Federal funds purchased and interbank borrowings	42,228	391	3.71%	3,634	23	2.57%	88,603	953	4.31%
Securities sold under agreements to repurchase	257,217	561	0.87%	260,865	594	0.92%	295,948	636	0.86%
Federal Home Loan Bank advances	6,561,147	61,744	3.77%	6,303,888	58,052	3.73%	6,037,462	59,042	3.92%
Other borrowings	1,360,976	15,203	4.48%	1,172,559	12,818	4.43%	828,214	9,452	4.58%
Total borrowed funds	8,221,568	77,899	3.80%	7,740,946	71,487	3.75%	7,250,227	70,083	3.88%

Total interest-bearing liabilities	$50,909,303	$315,403	2.48%	$49,919,748	$304,818	2.48%	$45,491,635	$310,171	2.73%

Noninterest-Bearing Liabilities and Shareholders' Equity:
Demand deposits	$12,860,401			$12,890,201			$11,568,854
Other liabilities	1,020,272			1,099,674			973,525
Shareholders' equity	8,508,205			8,544,220			7,452,116

Total liabilities and shareholders' equity	$73,298,181			$72,453,843			$65,486,130

Net interest rate spread			2.96%			2.94%			2.91%

Net interest margin (GAAP)			3.49%			3.50%			3.49%

Net interest margin (FTE)[3]			3.54%			3.55%			3.53%

FTE adjustment		$7,510			$7,849			$7,063

[1] Interest income is reflected on a FTE basis.
[2] Includes loans held-for-sale.
[3] Represents a non-GAAP financial measure. Refer to the "Non-GAAP Measures" table for reconciliations to GAAP financial measures.

Average Balance Sheet and Interest Rates (unaudited)
($ in thousands)

	Six Months Ended			Six Months Ended
	June 30, 2026			June 30, 2025
	Average	Income1/	Yield/	Average	Income1/	Yield/
Earning Assets:	Balance	Expense	Rate	Balance	Expense	Rate
Money market and other interest-earning investments	$1,213,528	$22,065	3.67%	$1,109,634	$23,606	4.29%
Investments:
Treasury and government-sponsored agencies	2,384,129	38,114	3.20%	2,357,995	40,839	3.46%
Mortgage-backed securities	10,348,439	218,622	4.23%	7,433,868	142,257	3.83%
States and political subdivisions	1,487,627	24,558	3.30%	1,603,821	26,644	3.32%
Other securities	834,327	25,772	6.18%	871,262	26,282	6.03%
Total investments	$15,054,522	$307,066	4.08%	$12,266,946	$236,022	3.85%
Loans:[2]
Commercial	15,550,178	472,103	6.07%	11,827,287	385,041	6.51%
Commercial real estate	22,146,063	675,873	6.10%	18,128,526	562,357	6.20%
Residential real estate loans	8,628,736	202,115	4.68%	7,306,465	156,500	4.28%
Consumer	3,297,231	107,919	6.60%	2,960,769	104,257	7.10%
Total loans	49,622,208	1,458,010	5.88%	40,223,047	1,208,155	6.01%

Total earning assets	$65,890,258	$1,787,141	5.43%	$53,599,627	$1,467,783	5.48%

Less: Allowance for credit losses on loans	(576,848)			(401,835)

Non-earning Assets:
Cash and due from banks	$547,129			$399,620
Other assets	7,017,805			5,901,705

Total assets	$72,878,344			$59,499,117

Interest-Bearing Liabilities:
Checking and NOW accounts	$11,036,650	$93,644	1.71%	$8,853,822	$71,325	1.62%
Savings accounts	4,935,795	6,043	0.25%	4,830,998	7,385	0.31%
Money market accounts	16,513,687	199,859	2.44%	13,523,239	202,817	3.02%
Time deposits	9,948,542	171,289	3.47%	7,644,494	149,056	3.93%
Total interest-bearing deposits	42,434,674	470,835	2.24%	34,852,553	430,583	2.49%

Federal funds purchased and interbank borrowings	23,038	414	3.62%	118,202	2,578	4.40%
Securities sold under agreements to repurchase	259,031	1,155	0.90%	284,518	1,187	0.84%
Federal Home Loan Bank advances	6,433,228	119,796	3.76%	5,255,372	100,938	3.87%
Other borrowings	1,267,288	28,021	4.46%	752,408	17,641	4.73%
Total borrowed funds	7,982,585	149,386	3.77%	6,410,500	122,344	3.85%

Total interest-bearing liabilities	50,417,259	620,221	2.48%	41,263,053	552,927	2.70%

Noninterest-Bearing Liabilities and Shareholders' Equity:
Demand deposits	$12,875,219			$10,339,594
Other liabilities	1,059,753			959,309
Shareholders' equity	8,526,113			6,937,161

Total liabilities and shareholders' equity	$72,878,344			$59,499,117

Net interest rate spread			2.95%			2.78%

Net interest margin (GAAP)			3.50%			3.37%

Net interest margin (FTE)[3]			3.54%			3.41%

FTE adjustment		$15,359			$12,423

[1] Interest income is reflected on a FTE.
[2] Includes loans held-for-sale.
[3] Represents a non-GAAP financial measure. Refer to the "Non-GAAP Measures" table for reconciliations to GAAP financial measures.

Asset Quality (EOP) (unaudited)
($ in thousands)

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2026	2026	2025	2025	2025	2026	2025
Allowance for credit losses:
Beginning allowance for credit losses on loans	$574,358	$569,520	$572,178	$565,109	$401,932	$569,520	$392,522
Allowance established for acquired PCD loans	—	—	—	13,104	90,442	—	90,442
Provision for credit losses on loans	38,400	36,854	29,450	24,003	99,263	75,254	130,289
Gross charge-offs	(41,540)	(37,307)	(35,131)	(35,402)	(29,954)	(78,847)	(54,494)
Gross recoveries	9,293	5,291	3,023	5,364	3,426	14,584	6,350
NCOs	(32,247)	(32,016)	(32,108)	(30,038)	(26,528)	(64,263)	(48,144)
Ending allowance for credit losses on loans	$580,511	$574,358	$569,520	$572,178	$565,109	$580,511	$565,109
Beginning allowance for credit losses on unfunded commitments	$33,725	$35,633	$32,338	$29,603	$22,031	$35,633	$21,654
Provision (release) for credit losses on unfunded commitments	(2,194)	(1,908)	3,295	2,735	7,572	(4,102)	7,949
Ending allowance for credit losses on unfunded commitments	$31,531	$33,725	$35,633	$32,338	$29,603	$31,531	$29,603
Allowance for credit losses	$612,042	$608,083	$605,153	$604,516	$594,712	$612,042	$594,712
Provision for credit losses on loans	$38,400	$36,854	$29,450	$24,003	$99,263	$75,254	$130,289
Provision (release) for credit losses on unfunded commitments	(2,194)	(1,908)	3,295	2,735	7,572	(4,102)	7,949
Provision for credit losses	$36,206	$34,946	$32,745	$26,738	$106,835	$71,152	$138,238
NCOs / average loans[1]	0.26%	0.26%	0.27%	0.25%	0.24%	0.26%	0.24%
Average loans[1]	$50,062,552	$49,157,096	$48,199,086	$48,153,186	$44,075,472	$49,612,325	$40,201,289
EOP loans[1]	50,772,584	49,731,844	48,764,162	47,967,915	47,902,819	50,772,584	47,902,819
ACL on loans / EOP loans[1]	1.14%	1.15%	1.17%	1.19%	1.18%	1.14%	1.18%
ACL / EOP loans[1]	1.21%	1.22%	1.24%	1.26%	1.24%	1.21%	1.24%
Underperforming Assets:
Loans 90 days and over (still accruing)	$6,832	$4,407	$2,691	$1,525	$16,893	$6,832	$16,893
Nonaccrual loans	461,702	511,959	521,245	590,820	594,709	461,702	594,709
Foreclosed assets	3,374	5,786	6,235	6,325	7,986	3,374	7,986
Total underperforming assets	$471,908	$522,152	$530,171	$598,670	$619,588	$471,908	$619,588
Classified and Criticized Assets:
Nonaccrual loans	$461,702	$511,959	$521,245	$590,820	$594,709	$461,702	$594,709
Substandard loans (still accruing)	1,918,721	1,881,374	1,759,221	1,881,294	1,969,260	1,918,721	1,969,260
Loans 90 days and over (still accruing)	6,832	4,407	2,691	1,525	16,893	6,832	16,893
Total classified loans - "problem loans"	2,387,255	2,397,740	2,283,157	2,473,639	2,580,862	2,387,255	2,580,862
Other classified assets	7,960	20,620	20,616	35,373	43,495	7,960	43,495
Special Mention	705,154	804,028	805,901	893,109	1,008,716	705,154	1,008,716
Total classified and criticized assets	$3,100,369	$3,222,388	$3,109,674	$3,402,121	$3,633,073	$3,100,369	$3,633,073
Loans 30-89 days past due (still accruing)	$140,428	$114,038	$105,632	$83,030	$128,771	$140,428	$128,771
Nonaccrual loans / EOP loans[1]	0.91%	1.03%	1.07%	1.23%	1.24%	0.91%	1.24%
ACL / nonaccrual loans	133%	119%	116%	102%	100%	133%	100%
Under-performing assets/EOP loans[1]	0.93%	1.05%	1.09%	1.25%	1.29%	0.93%	1.29%
Under-performing assets/EOP assets	0.64%	0.72%	0.73%	0.84%	0.87%	0.64%	0.87%
30+ day delinquencies/EOP loans[1]	0.29%	0.24%	0.22%	0.18%	0.30%	0.29%	0.30%

[1] Excludes loans held-for-sale.

Non-GAAP Measures (unaudited)
($ and shares in thousands, except per share data)

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2026	2026	2025	2025	2025	2026	2025
Earnings Per Share:
Net income applicable to common shares	$249,381	$229,638	$212,589	$178,533	$121,375	$479,019	$262,000
Adjustments:
Pension plan loss (gain)	(13,240)	—	15,878	—	(21,001)	(13,240)	(21,001)
Tax effect[1]	2,890	—	(3,814)	—	5,778	2,890	5,778
Pension plan loss (gain), net	(10,350)	—	12,064	—	(15,223)	(10,350)	(15,223)
Merger-related charges	12,109	7,323	24,547	69,274	41,206	19,432	47,062
Tax effect[1]	(792)	(1,810)	(5,896)	(16,494)	(11,337)	(2,602)	(12,426)
Merger-related charges, net	11,317	5,513	18,651	52,780	29,869	16,830	34,636
Debt securities (gains) losses	34	(75)	(73)	(7)	41	(41)	117
Tax effect[1]	(7)	19	18	2	(11)	11	(25)
Debt securities (gains) losses, net	27	(56)	(55)	(5)	30	(30)	92
Distribution of excess pension assets	—	3,394	—	—	—	3,394	—
Tax effect[1]	—	(839)	—	—	—	(839)	—
Distribution of excess pension assets, net	—	2,555	—	—	—	2,555	—
FDIC special assessment	—	—	(2,994)	—	—	—	—
Tax effect[1]	—	—	719	—	—	—	—
FDIC special assessment, net	—	—	(2,275)	—	—	—	—
CECL Day 1 non-PCD provision expense	—	—	—	—	75,604	—	75,604
Tax effect[1]	—	—	—	—	(20,802)	—	(20,802)
CECL Day 1 non-PCD provision expense, net	—	—	—	—	54,802	—	54,802
Total adjustments, net	994	8,012	28,385	52,775	69,478	9,005	74,307
Net income applicable to common shares, adjusted	$250,375	$237,650	$240,974	$231,308	$190,853	$488,024	$336,307
Weighted average diluted common shares outstanding	383,273	388,054	389,550	390,496	361,436	385,697	340,250
EPS, diluted	$0.65	$0.59	$0.55	$0.46	$0.34	$1.24	$0.77
Adjusted EPS, diluted	$0.65	$0.61	$0.62	$0.59	$0.53	$1.27	$0.99
NIM:
Net interest income	$578,988	$572,573	$580,832	$574,609	$514,790	$1,151,561	$902,433
Add: FTE adjustment[2]	7,510	7,849	8,013	7,975	7,063	15,359	12,423
Net interest income (FTE)	$586,498	$580,422	$588,845	$582,584	$521,853	$1,166,920	$914,856
Average earning assets	$66,341,949	$65,433,548	$64,456,815	$64,032,811	$59,061,249	$65,890,258	$53,599,627
NIM (GAAP)	3.49%	3.50%	3.60%	3.59%	3.49%	3.50%	3.37%
NIM (FTE)	3.54%	3.55%	3.65%	3.64%	3.53%	3.54%	3.41%

Refer to last page of Non-GAAP reconciliations for footnotes.

Non-GAAP Measures (unaudited)
($ in thousands)

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2026	2026	2025	2025	2025	2026	2025
PPNR:
Net interest income (FTE)[2]	$586,498	$580,422	$588,845	$582,584	$521,853	$1,166,920	$914,856
Add: Noninterest income	153,564	122,346	109,759	130,461	132,517	275,910	226,311
Total revenue (FTE)	740,062	702,768	698,604	713,045	654,370	1,442,830	1,141,167
Less: Noninterest expense	(372,161)	(364,704)	(386,320)	(445,734)	(384,766)	(736,865)	(653,237)
PPNR	$367,901	$338,064	$312,284	$267,311	$269,604	$705,965	$487,930
Adjustments:
Pension plan loss (gain)	$(13,240)	$—	$15,878	$—	$(21,001)	$(13,240)	$(21,001)
Debt securities (gains) losses	34	(75)	(73)	(7)	41	(41)	117
Noninterest income adjustments	(13,206)	(75)	15,805	(7)	(20,960)	(13,281)	(20,884)
Adjusted noninterest income	140,358	122,271	125,564	130,454	111,557	262,629	205,427
Adjusted revenue	$726,856	$702,693	$714,409	$713,038	$633,410	$1,429,549	$1,120,283
Adjustments:
Merger-related charges	$12,109	$7,323	$24,547	$69,274	$41,206	$19,432	$47,062
FDIC Special Assessment	—	—	(2,994)	—	—	—	—
Distribution of excess pension assets	—	3,394	—	—	—	3,394	—
Noninterest expense adjustments	12,109	10,717	21,553	69,274	41,206	22,826	47,062
Adjusted total noninterest expense	(360,052)	(353,987)	(364,767)	(376,460)	(343,560)	(714,039)	(606,175)
Adjusted PPNR	$366,804	$348,706	$349,642	$336,578	$289,850	$715,510	$514,108
Efficiency Ratio:
Noninterest expense	$372,161	$364,704	$386,320	$445,734	$384,766	$736,865	$653,237
Less: Amortization of intangibles	(23,992)	(25,623)	(26,016)	(26,184)	(19,630)	(49,615)	(26,460)
Noninterest expense, excl. amortization of intangibles	348,169	339,081	360,304	419,550	365,136	687,250	626,777
Less: Amortization of tax credit investments	(7,807)	(7,111)	(9,822)	(7,057)	(5,815)	(14,918)	(9,239)
Less: Noninterest expense adjustments	(12,109)	(10,717)	(21,553)	(69,274)	(41,206)	(22,826)	(47,062)
Adjusted noninterest expense, excluding amortization	$328,253	$321,253	$328,929	$343,219	$318,115	$649,506	$570,476
Total revenue (FTE)[2]	$740,062	$702,768	$698,604	$713,045	$654,370	$1,442,830	$1,141,167
Less: Debt securities (gains) losses	34	(75)	(73)	(7)	41	(41)	117
Less: Pension plan loss (gain)	(13,240)	—	15,878	—	(21,001)	(13,240)	(21,001)
Total adjusted revenue	$726,856	$702,693	$714,409	$713,038	$633,410	$1,429,549	$1,120,283
Efficiency Ratio	47.0%	48.3%	51.6%	58.8%	55.8%	47.6%	54.9%
Adjusted Efficiency Ratio	45.2%	45.7%	46.0%	48.1%	50.2%	45.4%	50.9%

Refer to last page of Non-GAAP reconciliations for footnotes.

Non-GAAP Measures (unaudited)
($ in thousands)

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2026	2026	2025	2025	2025	2026	2025
ROAE and ROATCE:
Net income applicable to common shares	$249,381	$229,638	$212,589	$178,533	$121,375	$479,019	$262,000
Amortization of intangibles	23,992	25,623	26,016	26,184	19,630	49,615	26,460
Tax effect[1]	(5,998)	(6,406)	(6,504)	(6,546)	(4,908)	(12,404)	(6,615)
Amortization of intangibles, net	17,994	19,217	19,512	19,638	14,722	37,211	19,845
Net income applicable to common shares, excluding intangibles amortization	267,375	248,855	232,101	198,171	136,097	516,230	281,845
Total adjustments, net (see pg.12)	994	8,012	28,385	52,775	69,478	9,005	74,307
Adjusted net income applicable to common shares, excluding intangibles amortization	$268,369	$256,867	$260,486	$250,946	$205,575	$525,235	$356,152
Average shareholders' equity	$8,508,205	$8,544,220	$8,391,067	$8,168,575	$7,452,116	$8,526,113	$6,937,161
Less: Average preferred equity	(243,719)	(243,719)	(243,719)	(243,719)	(243,719)	(243,719)	(243,719)
Average shareholders' common equity	$8,264,486	$8,300,501	$8,147,348	$7,924,856	$7,208,397	$8,282,394	$6,693,442
Average goodwill and other intangible assets	(2,873,898)	(2,894,824)	(2,919,924)	(2,931,319)	(2,670,710)	(2,884,304)	(2,482,663)
Average tangible shareholder's common equity	$5,390,588	$5,405,677	$5,227,424	$4,993,537	$4,537,687	$5,398,090	$4,210,779
ROAE	12.1%	11.1%	10.4%	9.0%	6.7%	11.6%	7.8%
ROAE, adjusted	12.1%	11.5%	11.8%	11.7%	10.6%	11.8%	10.0%
ROATCE	19.8%	18.4%	17.8%	15.9%	12.0%	19.1%	13.4%
ROATCE, adjusted	19.9%	19.0%	19.9%	20.1%	18.1%	19.5%	16.9%

Refer to last page of Non-GAAP reconciliations for footnotes.

Non-GAAP Measures (unaudited)
($ in thousands)

	As of
	June 30,	March 31,	December 31,	September 30,	June 30,
	2026	2026	2025	2025	2025
Tangible Common Equity:
Shareholders' equity	$8,583,843	$8,510,653	$8,494,788	$8,309,271	$8,126,387
Less: Preferred equity	(243,719)	(243,719)	(243,719)	(243,719)	(243,719)
Shareholders' common equity	$8,340,124	$8,266,934	$8,251,069	$8,065,552	$7,882,668
Less: Goodwill and other intangible assets	(2,862,427)	(2,886,419)	(2,907,986)	(2,926,960)	(2,944,372)
Tangible shareholders' common equity	$5,477,697	$5,380,515	$5,343,083	$5,138,592	$4,938,296

Total assets	$74,189,417	$73,002,651	$72,151,967	$71,210,162	$70,979,805
Less: Goodwill and other intangible assets	(2,862,427)	(2,886,419)	(2,907,986)	(2,926,960)	(2,944,372)
Tangible assets	$71,326,990	$70,116,232	$69,243,981	$68,283,202	$68,035,433

Risk-weighted assets[3]	$55,349,162	$54,283,745	$53,617,620	$52,515,468	$52,517,871

Tangible common equity to tangible assets	7.68%	7.67%	7.72%	7.53%	7.26%
Tangible common equity to risk-weighted assets[3]	9.90%	9.91%	9.97%	9.78%	9.40%
Tangible Common Book Value:
Common shares outstanding	382,537	386,315	389,662	390,768	391,818
Tangible common book value	$14.32	$13.93	$13.71	$13.15	$12.60

[1] Tax-effect calculations use management's estimate of the full year FTE tax rates (federal + state).
[2] Calculated using the federal statutory tax rate in effect of 21% for all periods.
[3] June 30, 2026 figures are preliminary.